Washington Real Estate Investment Trust
Fourth Quarter 2015

Supplemental Operating and Financial Data
Contact:	1775 Eye Street, NW
Tejal R. Engman	Suite 1000
Director of Investor Relations	Washington, DC 20006
E-mail: tengman@washreit.com	(202) 774-3200
(301) 984-9610 fax

Company Background and Highlights
Fourth Quarter 2015
Washington REIT (Washington Real Estate Investment Trust - NYSE: WRE) is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington, DC region. Washington REIT is diversified, as it invests in office, retail, and multifamily properties and land for development.

2015 Highlights

2015 was a year of strong execution for Washington REIT as the Company successfully leased-up three key assets, Silverline Center in Tysons, VA, The Maxwell in Arlington, VA, and 1775 Eye Street in Washington, DC, and recycled approximately $138 million of legacy assets, including land, into the $167 million acquisition of The Wellington, a 711 unit multifamily asset in Arlington, VA, including land for development.

During the year, Washington REIT executed approximately 1.3 million square feet of commercial lease transactions. The Company's commercial portfolio was approximately 93% leased at year-end.

Following the appointment of Stephen E. Riffee, Executive Vice President and Chief Financial Officer, in February 2015, Washington REIT favorably renewed its unsecured credit facility to extend maturity, better align the facility with the Company's value-add business model, increase the available line of credit to $600 million, improve financial covenants and lower pricing, which remains based upon the Company's unsecured debt rating. On September 15, 2015 the Company entered into a five and a half year $150 million unsecured term loan, which was swapped from a floating to an all-in fixed interest rate of 2.72% and used to repay amounts outstanding on the credit facility.

Fourth Quarter 2015 Update and Recent Activity

During the fourth quarter, Washington REIT sold two legacy assets, Munson Hill Towers and Montgomery Village Center, in sales that were structured as part of a reverse-1031 exchange in connection with the acquisition of The Wellington, which the company acquired in the third quarter of 2015. Munson Hill Towers, a 258,000 square foot Class B high-rise of 279 units located in Falls Church, Virginia was sold for $57.1 million or approximately $204,000 per unit. Montgomery Village Center, a 197,000 square foot, grocery-anchored community shopping center in Montgomery Village, Maryland, was sold for $27.8 million dollars.

The Company also placed a select portfolio of suburban office assets on the market in January 2016.

Including the 137,000 square foot Fortune 100 anchor tenant signed at Silverline Center in Tysons, VA, Washington REIT signed commercial leases totaling approximately 295,000 square feet, including 220,000 square feet of new leases and 75,000 square feet of renewal leases. New leases had an average rental rate increase of 21.1% over expiring lease rates on a GAAP basis and an average lease term of 6.5 years. Commercial tenant improvements costs were $63.29 per square foot and leasing commissions and incentives were $36.12 per square foot for new leases. Renewal leases had an average rental rate increase of 8.3% over expiring lease rates on a GAAP basis and an average lease term of 5.1 years. Commercial tenant improvements costs were $21.17 per square foot and leasing commissions and incentives were $14.48 per square foot for renewal leases.

As of December 31, 2015, Washington REIT owned a diversified portfolio of 54 properties totaling approximately 7 million square feet of commercial space and 3,258 multifamily units, and land held for development. These 54 properties consist of 25 office properties, 16 retail centers and 13 multifamily properties. Washington REIT shares are publicly traded on the New York Stock Exchange (NYSE: WRE).

Company Background and Highlights
Fourth Quarter 2015

Net Operating Income Contribution by Sector - Fourth Quarter 2015

Multifamily
21%
(3,258 units)
Office
55%
(4.8 million sq ft)
Retail
24%
(2.3 million sq ft)
Crate&Barrel

Certain statements in our earnings release and on our conference call are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, the potential for federal government budget reductions, changes in general and local economic and real estate market conditions, the timing and pricing of lease transactions, the availability and cost of capital, fluctuations in interest rates, tenants' financial conditions, levels of competition, the effect of government regulation, the impact of newly adopted accounting principles, and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including our 2014 Form 10-K filed on March 2, 2015 and our subsequent Quarterly Reports on Form 10-Q. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Consolidated Statements of Operations (In thousands, except per share data) (Unaudited)

Twelve Months Ended	Three Months Ended
OPERATING RESULTS	12/31/2015	12/31/2014	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014
Real estate rental revenue	$306,427	$288,637	$79,102	$78,243	$74,226	$74,856	$74,359
Real estate expenses	(112,234)	(103,695)	(27,688)	(28,109)	(27,229)	(29,208)	(25,911)
194,193	184,942	51,414	50,134	46,997	45,648	48,448

Real estate depreciation and amortization	(108,935)	(96,011)	(28,808)	(29,349)	(25,503)	(25,275)	(24,503)
Income from real estate	85,258	88,931	22,606	20,785	21,494	20,373	23,945

General and administrative expenses	(20,257)	(19,761)	(4,918)	(4,953)	(4,306)	(6,080)	(5,981)
Real estate impairment	(5,909)	—	—	—	(5,909)	—	—
Acquisition costs	(2,056)	(5,710)	(119)	(929)	(992)	(16)	(663)
Interest expense	(59,546)	(59,785)	(15,012)	(14,486)	(14,700)	(15,348)	(15,183)
Other income	709	825	162	163	192	192	191
Gain on sale of real estate	91,107	570	59,376	—	1,454	30,277	—
Loss on extinguishment of debt	(119)	—	—	—	(119)	—	—
Income (loss) from continuing operations	89,187	5,070	62,095	580	(2,886)	29,398	2,309
Discontinued operations:
Income from operations of properties sold or held for sale	—	546	—	—	—	—	—
Gain on sale of real estate	—	105,985	—	—	—	—	—
Income from discontinued operations	—	106,531	—	—	—	—	—

Net income	89,187	111,601	62,095	580	(2,886)	29,398	2,309
Less: Net loss from noncontrolling interests	553	38	38	67	340	108	21
Net income attributable to the controlling interests	$89,740	$111,639	$62,133	$647	$(2,546)	$29,506	$2,330

Per Share Data:
Net income attributable to the controlling interests	$1.31	$1.67	$0.91	$0.01	$(0.04)	$0.43	$0.03
Fully diluted weighted average shares outstanding	68,310	66,837	68,371	68,305	68,176	68,191	67,065
Percentage of Revenues:
Real estate expenses	36.6%	35.9%	35.0%	35.9%	36.7%	39.0%	34.8%
General and administrative expenses	6.6%	6.8%	6.2%	6.3%	5.8%	8.1%	8.0%
Ratios:
Adjusted EBITDA / Interest expense	3.0	x	2.8	x	3.1	x	3.2	x	3.0	x	2.7	x	3.0	x
Income (loss) from continuing operations/Total real estate revenue	29.1%	1.8%	78.5%	0.7%	(3.9)%	39.3%	3.1%
Net income attributable to the controlling interest/Total real estate revenue	29.3%	38.7%	78.5%	0.8%	(3.4)%	39.4%	3.1%

Consolidated Balance Sheets (In thousands) (Unaudited)

	12/31/2015		9/30/2015		6/30/2015		3/31/2015		12/31/2014
Assets
Land	$561,256		$572,880		$542,654		$543,247		$543,546
Income producing property	2,076,541		2,074,425		1,966,612		1,932,908		1,927,407
	2,637,797		2,647,305		2,509,266		2,476,155		2,470,953
Accumulated depreciation and amortization	(692,608)		(677,480)		(670,103)		(649,279)		(640,434)
Net income producing property	1,945,189		1,969,825		1,839,163		1,826,876		1,830,519
Development in progress, including land held for development	36,094		35,256		35,314		65,656		76,235
Total real estate held for investment, net	1,981,283		2,005,081		1,874,477		1,892,532		1,906,754
Investment in real estate held for sale, net	—		5,010		—		—		—
Cash and cash equivalents	23,825		21,012		22,778		40,025		15,827
Restricted cash	13,383		12,544		13,705		13,095		10,299
Rents and other receivables, net of allowance for doubtful accounts	62,890		62,306		61,577		60,215		59,745
Prepaid expenses and other assets	109,787		117,167		112,852		112,165		115,692
Other assets related to properties sold or held for sale	—		278		—		—		—
Total assets	$2,191,168		$2,223,398		$2,085,389		$2,118,032		$2,108,317
Liabilities
Notes payable	$743,181		$742,971		$593,755		$743,477		$743,149
Mortgage notes payable, net	418,052		418,400		418,637		417,906		417,194
Lines of credit/short-term note payable	105,000		195,000		185,000		30,000		50,000
Accounts payable and other liabilities	45,367		54,131		50,281		65,447		54,318
Dividend payable	20,434		—		—		—		—
Advance rents	12,744		10,766		13,733		14,471		12,528
Tenant security deposits	9,378		9,225		9,053		8,892		8,899
Other liabilities related to properties sold or held for sale	—		329		—		—		—
Total liabilities	1,354,156		1,430,822		1,270,459		1,280,193		1,286,088
Equity
Preferred shares; $0.01 par value; 10,000 shares authorized	—		—		—		—		—
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	682		682		682		681		678
Additional paid-in capital	1,193,298		1,192,202		1,191,594		1,191,123		1,184,395
Distributions in excess of net income	(357,781)		(399,421)		(379,577)		(356,531)		(365,518)
Accumulated other comprehensive loss	(550)		(2,288)		—		—		—
Total shareholders' equity	835,649		791,175		812,699		835,273		819,555
Noncontrolling interests in subsidiaries	1,363		1,401		2,231		2,566		2,674
Total equity	837,012		792,576		814,930		837,839		822,229
Total liabilities and equity	$2,191,168		$2,223,398		$2,085,389		$2,118,032		$2,108,317
Total Debt / Total Market Capitalization	0.41	:1	0.44	:1	0.40	:1	0.39	:1	0.39	:1
Note: Certain prior period amounts have been reclassified to conform to current period presentation.

Funds from Operations (In thousands, except per share data) (Unaudited)

	Twelve Months Ended		Three Months Ended
	12/31/2015	12/31/2014	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014
Funds from operations (FFO)(1)
Net income (loss)	$89,187	$111,601	$62,095	$580	$(2,886)	$29,398	$2,309
Real estate depreciation and amortization	108,935	96,011	28,808	29,349	25,503	25,275	24,503
Gain on sale of depreciable real estate	(89,653)	(570)	(59,376)	—	—	(30,277)	—
Discontinued operations:
Gain on sale of real estate	—	(105,985)	—	—	—	—	—
NAREIT funds from operations (FFO)	$108,469	$101,057	$31,527	$29,929	$22,617	$24,396	$26,812
Loss on extinguishment of debt	119	—	—	—	119	—	—
Real estate impairment	5,909	—	—	—	5,909	—	—
(Gain) loss on sale of non depreciable real estate	(1,404)	—	—	50	(1,454)	—	—
Severance expense	1,001	1,600	—	—	—	1,001	582
Relocation expense	90	764	—	—	26	64	764
Acquisition and structuring expenses	2,721	5,710	189	1,034	1,264	234	663
Core FFO (1)	$116,905	$109,131	$31,716	$31,013	$28,481	$25,695	$28,821

Allocation to participating securities(2)	$(269)	$(317)	$(180)	$(47)	$(80)	$(108)	$(53)

FFO per share - basic	$1.59	$1.51	$0.46	$0.44	$0.33	$0.36	$0.40
FFO per share - fully diluted	$1.58	$1.51	$0.46	$0.44	$0.33	$0.36	$0.40

Core FFO per share - fully diluted	$1.71	$1.63	$0.46	$0.45	$0.42	$0.38	$0.43

Common dividend declared per share	$1.20	$1.20	$0.30	$0.30	$0.30	$0.30	$0.30

Average shares - basic	68,177	66,795	68,204	68,186	68,176	68,141	67,002
Average shares - fully diluted	68,310	66,837	68,371	68,305	68,375	68,191	67,065

(1) See "Supplemental Definitions" on page 31 of this supplemental for the definitions of FFO and Core FFO.
(2) Adjustment to the numerators for FFO and Core FFO per share calculations when applying the two-class method for calculating EPS.

Funds Available for Distribution (In thousands, except per share data) (Unaudited)

	Twelve Months Ended		Three Months Ended
	12/31/2015	12/31/2014	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014
Funds available for distribution (FAD)(1)
NAREIT FFO	$108,469	$101,057	$31,527	$29,929	$22,617	$24,396	$26,812
Non-cash loss on extinguishment of debt	119	—	—	—	119	—	—
Tenant improvements and incentives	(19,170)	(29,664)	(6,792)	(5,231)	(3,417)	(3,730)	(7,103)
Leasing commissions	(6,895)	(12,083)	(2,426)	(1,714)	(1,149)	(1,606)	(7,800)
Recurring capital improvements	(6,048)	(6,029)	(3,296)	(1,326)	(737)	(689)	(1,811)
Straight-line rent, net	(1,344)	(2,821)	(533)	(680)	(538)	407	(1,087)
Non-cash fair value interest expense	150	290	41	38	36	35	33
Non-real estate depreciation and amortization	3,979	4,348	980	938	1,123	938	1,578
Amortization of lease intangibles, net	3,576	2,349	925	913	970	768	729
Amortization and expensing of restricted share and unit compensation	5,007	4,911	1,123	863	1,195	1,826	1,134
Funds available for distribution (FAD)	$87,843	$62,358	$21,549	$23,730	$20,219	$22,345	$12,485
(Gain) loss on sale of real estate, non depreciable assets	(1,404)	—	—	50	(1,454)	—	—
Non-share-based severance expense	196	1,424	—	—	—	196	546
Relocation expense	107	85	—	—	26	81	85
Acquisition and structuring expenses	2,721	5,710	189	1,034	1,264	234	663
Real estate impairment	5,909	—	$—	$—	$5,909	$—	$—
Core FAD (1)	$95,372	$69,577	$21,738	$24,814	$25,964	$22,856	$13,779

Allocation to participating securities(2)	$(269)	$(317)	$(180)	$(47)	$(80)	$(108)	$(53)

FAD per share - basic	$1.28	$0.93	$0.31	$0.35	$0.30	$0.33	$0.19
FAD per share - fully diluted	$1.28	$0.93	$0.31	$0.35	$0.29	$0.33	$0.19

Core FAD per share - fully diluted	$1.39	$1.04	$0.32	$0.36	$0.38	$0.33	$0.20

Common dividend declared per share	$1.20	$1.20	$0.30	$0.30	$0.30	$0.30	$0.30

Average shares - basic	68,177	66,795	68,204	68,186	68,176	68,141	67,002
Average shares - fully diluted (for FFO and FAD)	68,310	66,837	68,371	68,305	68,375	68,191	67,065

(1) See "Supplemental Definitions" on page 31 of this supplemental for the definitions of FAD and Core FAD.
(2) Adjustment to the numerators for FAD and Core FAD per share calculations when applying the two-class method for calculating EPS.

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (In thousands) (Unaudited)

	Twelve Months Ended		Three Months Ended
	12/31/2015	12/31/2014	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014
Adjusted EBITDA(1)

Net income (loss)	$89,187	$111,601	$62,095	$580	$(2,886)	$29,398	$2,309
Add:
Interest expense, including discontinued operations	59,546	59,785	15,012	14,486	14,700	15,348	15,183
Real estate depreciation and amortization, including discontinued operations	108,935	96,011	28,808	29,349	25,503	25,275	24,503
Income tax expense	134	117	65	41	28	—	—
Real estate impairment	5,909	—	—	—	5,909	—	—
Non-real estate depreciation	598	1,279	149	168	178	103	793
Severance expense	1,001	1,600	—	—	—	1,001	582
Relocation expense	90	764	—	—	26	64	764
Acquisition and structuring expenses	2,721	5,710	189	1,034	1,264	234	663
Less:
(Gain) loss on sale of real estate	(91,057)	(106,555)	(59,376)	50	(1,454)	(30,277)	—
Loss on extinguishment of debt	119	—	—	—	119	—	—

Adjusted EBITDA	$177,183	$170,312	$46,942	$45,708	$43,387	$41,146	$44,797

(1) Adjusted EBITDA is earnings before interest expense, taxes, depreciation, amortization, gain on sale of real estate, real estate impairment, gain/loss on extinguishment of debt, severance expense, relocation expense, acquisition and structuring expense, gain from non-disposal activities and allocations to noncontrolling interests. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure.

Long Term Debt Analysis ($'s in thousands)

	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014
Balances Outstanding

Secured
Mortgage note payable, net	$418,052	$418,400	$418,637	$417,906	$417,194
Unsecured
Fixed rate bonds and notes	594,164	594,002	593,755	743,477	743,149
Term loans	149,017	148,969	—	—	—
Credit facilities	105,000	195,000	185,000	30,000	50,000
Unsecured total	848,181	937,971	778,755	773,477	793,149
Total	$1,266,233	$1,356,371	$1,197,392	$1,191,383	$1,210,343

Average Interest Rates

Secured
Mortgage note payable, net	5.2%	5.2%	5.2%	5.2%	5.2%
Unsecured
Fixed rate bonds	4.7%	4.7%	4.7%	4.9%	4.9%
Term loans (1)	2.7%	2.7%	—%	—%	—%
Credit facilities	1.4%	1.2%	1.2%	1.4%	1.4%
Unsecured total	4.0%	3.7%	3.9%	4.7%	4.7%
Average	4.4%	4.2%	4.4%	4.9%	4.9%

(1) Washington REIT entered into an interest rate swap to swap from a LIBOR plus 110 basis points floating interest rate to a 2.72% all-in fixed interest rate commencing October 15, 2015.
Note: The current debt balances outstanding are shown net of discounts, premiums and unamortized debt costs (see page 10 of this Supplemental).

Long Term Debt Maturities (in thousands, except average interest rates)

	Future Maturities of Debt (in thousands, except for %)
Year	Secured Debt	Unsecured Debt		Credit Facility		Total Debt	Average Interest Rate
2016	$164,223	$—		$—		$164,223	5.1%
2017	150,903	—		—		150,903	5.9%
2018	—	—		—		—	—%
2019	31,280	—		105,000	(1)	136,280	2.3%
2020	—	250,000		—		250,000	5.1%
2021	—	150,000	(2)	—		150,000	2.7%
2022	44,517	300,000		—		344,517	4.0%
2023	—	—		—		—	—%
2024	—	—		—		—	—%
2025	—	—		—		—	—%
2026	—	—		—		—	—%
Thereafter	—	50,000		—		50,000	7.4%
Scheduled principal payments	$390,923	$750,000		$105,000		$1,245,923	4.1%
Scheduled amortization payments	23,623	—		—		23,623	4.8%
Net discounts/premiums	4,175	(2,362)		—		1,813	—%
Loan costs, net of amortization	(669)	(4,457)		—		(5,126)	—%
Total maturities	$418,052	$743,181		$105,000		$1,266,233	4.4%
Weighted average maturity = 4.6 years
(1) Maturity date for credit facility may be extended for up to two additional 6-month periods at Washington REIT's option.
(2) Washington REIT entered into an interest rate swap to swap from a LIBOR plus 110 basis points floating interest rate to a 2.72% all-in fixed interest rate commencing October 15, 2015.

Debt Covenant Compliance

	Unsecured Notes Payable		Unsecured Line of Credit ($600.0 million)
	Quarter Ended December 31, 2015	Covenant	Quarter Ended December 31, 2015	Covenant
% of Total Indebtedness to Total Assets(1)	46.2%	≤ 65.0%	N/A	N/A
Ratio of Income Available for Debt Service to Annual Debt Service	3.2	≥ 1.5	N/A	N/A
% of Secured Indebtedness to Total Assets(1)	15.1%	≤ 40.0%	N/A	N/A
Ratio of Total Unencumbered Assets(2) to Total Unsecured Indebtedness	2.5	≥ 1.5	N/A	N/A
% of Net Consolidated Total Indebtedness to Consolidated Total Asset Value(3)	N/A	N/A	39.2%	≤ 60.0%
Ratio of Consolidated Adjusted EBITDA(4) to Consolidated Fixed Charges(5)	N/A	N/A	3.01	≥ 1.50
% of Consolidated Secured Indebtedness to Gross Total Asset Value(3)	N/A	N/A	13.0%	≤ 40.0%
% of Consolidated Unsecured Indebtedness to Unencumbered Pool Value(6)	N/A	N/A	33.6%	≤ 60.0%
Ratio of Unencumbered Adjusted Net Operating Income to Consolidated Unsecured Interest Expense	N/A	N/A	4.04	≥ 1.75

(1) Total Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(2) Total Unencumbered Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from unencumbered properties from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(3) Consolidated Total Asset Value is the sum of unrestricted cash plus the quotient of applying a capitalization rate to the annualized NOI from the most recently ended quarter for each asset class, excluding NOI from disposed properties, acquisitions during the past 6 quarters, development, major redevelopment and low occupancy properties. To this amount, we add the purchase price of acquisitions during the past 6 quarters plus values for development, major redevelopment and low occupancy properties.

(4) Consolidated Adjusted EBITDA is defined as earnings before noncontrolling interests, depreciation, amortization, interest expense, income tax expense, acquisition costs, extraordinary, unusual or nonrecurring transactions including sale of assets, impairment, gains and losses on extinguishment of debt and other non-cash charges.

(5) Consolidated Fixed Charges consist of interest expense excluding capitalized interest and amortization of deferred financing costs, principal payments and preferred dividends, if any.
(6) Unencumbered Pool Value is the sum of unrestricted cash plus the quotient of applying a capitalization rate to the annualized NOI from unencumbered properties from the most recently ended quarter for each asset class excluding NOI from disposed properties, acquisitions during the past 6 quarters, development, major redevelopment and low occupancy properties. To this we add the purchase price of unencumbered acquisitions during the past 6 quarters and values for unencumbered development, major redevelopment and low occupancy properties.

Capital Analysis (In thousands, except per share amounts)

			12/31/2015		9/30/2015		6/30/2015		3/31/2015		12/31/2014
Market Data

Shares Outstanding			68,191		68,180		68,162		68,126		67,819
Market Price per Share			$27.06		$24.93		$25.95		$27.63		$27.66
Equity Market Capitalization			$1,845,248		$1,699,727		$1,768,804		$1,882,321		$1,875,874

Total Debt			$1,266,233		$1,356,371		$1,197,392		$1,191,383		$1,210,343
Total Market Capitalization			$3,111,481		$3,056,098		$2,966,196		$3,073,704		$3,086,217

Total Debt to Market Capitalization			0.41	:1	0.44	:1	0.40	:1	0.39	:1	0.39	:1

Earnings to Fixed Charges(1)			5.1x		1.0x		0.8x		2.9x		1.1x
Debt Service Coverage Ratio(2)			2.9x		2.9x		2.7x		2.5x		2.8x

Dividend Data
	Twelve Months Ended		Three Months Ended
	12/31/2015	12/31/2014	12/31/2015		9/30/2015		6/30/2015		3/31/2015		12/31/2014
Total Dividends Declared	$82,003	$80,277	$20,493		$20,491		$20,500		$20,519		$20,124
Common Dividend Declared per Share	$1.20	$1.20	$0.30		$0.30		$0.30		$0.30		$0.30
Payout Ratio (Core FFO per share basis)	70.3%	73.6%	65.0%		66.7%		71.4%		78.9%		69.8%
Payout Ratio (Core FAD per share basis)	86.2%	115.4%

(1) The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations attributable to the controlling interests plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

(2) Debt service coverage ratio is computed by dividing Adjusted EBITDA (see page 8) by interest expense and principal amortization.

Same-Store Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth 2015 vs. 2014

	Three Months Ended December 31, (1)					Twelve Months Ended December 31, (2)
	2015	2014	% Change		Rental Rate Growth	2015	2014	% Change		Rental Rate Growth

Cash Basis:
Multifamily	$8,034	$8,430	(4.7)%		(1.0)%	$28,343	$28,780	(1.5)%		(1.8)%
Office	27,909	25,552	9.2%		1.3%	96,431	91,761	5.1%		2.2%
Retail	11,362	11,621	(2.2)%		3.1%	42,650	42,831	(0.4)%		2.4%
Overall Same-Store Portfolio	$47,305	$45,603	3.7%	(3)	1.2%	$167,424	$163,372	2.5%	(3)	1.4%

GAAP Basis:
Multifamily	$8,029	$8,435	(4.8)%		(1.1)%	$28,327	$28,916	(2.0)%		(1.8)%
Office	27,163	25,522	6.4%		—%	94,178	92,276	2.1%		1.0%
Retail	11,792	12,096	(2.5)%		3.5%	42,970	43,436	(1.1)%		2.8%
Overall Same-Store Portfolio	$46,984	$46,053	2.0%	(3)	0.4%	$165,475	$164,628	0.5%	(3)	0.8%
(1) Non same-store properties were:
Acquisition:
Multifamily - The Wellington
Development/Redevelopment:
Multifamily - The Maxwell
Office - Silverline Center
Sold properties classified as continuing operations:
Multifamily - Country Club Towers and Munson Hill Towers
Retail - Montgomery Village Center
(2) Non same-store properties were the same properties listed in footnote 1 above, plus the following properties:
Acquisitions:
Multifamily - Yale West
Office - Army Navy Club and 1775 Eye Street, NW
Retail - Spring Valley Retail Center
Sold properties classified as continuing operations:
Retail - 5740 Columbia Road (parcel at Gateway Overlook)
Sold properties classified as discontinued operations:

Medical Office/Office - Woodholme Medical Center I & II and Prosperity Medical Center I, II & III

(3) Without the impact of lease termination fees, overall same-store cash NOI growth would have been 1.9% and 2.1% for the three and twelve months ended December 31, 2015, respectively, and overall same-store GAAP NOI growth would have been 0.2% and 0.1% for the three and twelve months ended December 31, 2015, respectively.

Same-Store Portfolio Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended December 31, 2015
	Multifamily	Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$13,644	$42,599	$15,086	$—	$71,329
Non same-store - acquired and in development(1)	4,582	2,524	667	—	7,773
Total	18,226	45,123	15,753	—	79,102

Real estate expenses
Same-store portfolio	5,615	15,436	3,294	—	24,345
Non same-store - acquired and in development(1)	1,974	1,195	174	—	3,343
Total	7,589	16,631	3,468	—	27,688

Net Operating Income (NOI)
Same-store portfolio	8,029	27,163	11,792	—	46,984
Non same-store - acquired and in development(1)	2,608	1,329	493	—	4,430
Total	$10,637	$28,492	$12,285	$—	$51,414

Same-store portfolio NOI GAAP basis (from above)	$8,029	$27,163	$11,792	$—	$46,984
Straight-line revenue, net for same-store properties	4	(169)	(236)	—	(401)
FAS 141 Min Rent	1	396	(253)	—	144
Amortization of lease intangibles for same-store properties	—	519	59	—	578
Same-store portfolio NOI, cash basis	$8,034	$27,909	$11,362	$—	$47,305
Reconciliation of NOI to net income:
Total NOI	$10,637	$28,492	$12,285	$—	$51,414
Depreciation and amortization	(7,507)	(17,209)	(3,801)	(291)	(28,808)
General and administrative expenses	—	—	—	(4,918)	(4,918)
Acquisition costs	—	—	—	(119)	(119)
Interest expense	(2,489)	(2,999)	(220)	(9,304)	(15,012)
Other income	—	—	—	162	162
Gain on sale of real estate, continuing operations	—	—	—	59,376	59,376
Net Income	641	8,284	8,264	44,906	62,095
Net income attributable to noncontrolling interests	—	—	—	38	38
Net income attributable to the controlling interests	$641	$8,284	$8,264	$44,944	$62,133

(1) For a list of non-same-store properties and held for sale and sold properties, see page 13 of this Supplemental.

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended December 31, 2014
	Multifamily	Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$13,502	$40,639	$15,229		$69,370
Non same-store - acquired and in development(1)	2,255	1,909	825		4,989
Total	15,757	42,548	16,054	—	74,359
Real estate expenses
Same-store portfolio	5,067	15,117	3,133		23,317
Non same-store - acquired and in development(1)	1,170	1,207	217		2,594
Total	6,237	16,324	3,350	—	25,911
Net Operating Income (NOI)
Same-store portfolio	8,435	25,522	12,096	—	46,053
Non same-store - acquired and in development(1)	1,085	702	608	—	2,395
Total	$9,520	$26,224	$12,704	$—	$48,448

Same-store portfolio NOI GAAP basis (from above)	$8,435	$25,522	$12,096	$—	$46,053
Straight-line revenue, net for same-store properties	1	(710)	(299)		(1,008)
FAS 141 Min Rent	(6)	330	(235)		89
Amortization of lease intangibles for same-store properties	—	410	59		469
Same-store portfolio NOI, cash basis	$8,430	$25,552	$11,621	$—	$45,603
Reconciliation of NOI to net income:
Total NOI	$9,520	$26,224	$12,704	$—	$48,448
Depreciation and amortization	(3,997)	(16,580)	(3,690)	(236)	(24,503)
General and administrative expense	—	—	—	(5,981)	(5,981)
Acquisition costs	—	—	—	(663)	(663)
Interest expense	(2,524)	(3,019)	(242)	(9,398)	(15,183)
Other income	—	—	—	191	191
Net income	2,999	6,625	8,772	(16,087)	2,309
Net income attributable to noncontrolling interests	—	—	—	21	21
Net income attributable to the controlling interests	$2,999	$6,625	$8,772	$(16,066)	$2,330

(1) For a list of non-same-store properties and held for sale and sold properties, see page 13 of this Supplemental.

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Twelve Months Ended December 31, 2015
	Multifamily	Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$48,739	$149,664	$56,762	$—	$255,165
Non same-store - acquired and in development [1]	19,803	24,714	6,745	—	51,262
Total	68,542	174,378	63,507	—	306,427
Real estate expenses
Same-store portfolio	20,412	55,486	13,792	—	89,690
Non same-store - acquired and in development [1]	8,988	11,742	1,814	—	22,544
Total	29,400	67,228	15,606	—	112,234
Net Operating Income (NOI)
Same-store portfolio	28,327	94,178	42,970	—	165,475
Non same-store - acquired and in development [1]	10,815	12,972	4,931	—	28,718
Total	$39,142	$107,150	$47,901	$—	$194,193

Same-store portfolio NOI GAAP basis (from above)	$28,327	$94,178	$42,970	$—	$165,475
Straight-line revenue, net for same-store properties	13	59	(389)	—	(317)
FAS 141 Min Rent	3	173	(166)	—	10
Amortization of lease intangibles for same-store properties	—	2,021	235	—	2,256
Same-store portfolio NOI, cash basis	$28,343	$96,431	$42,650	$—	$167,424

Reconciliation of NOI to net income:
Total NOI	$39,142	$107,150	$47,901	$—	$194,193
Depreciation and amortization	(24,356)	(68,567)	(14,949)	(1,063)	(108,935)
General and administrative expenses	—	—	—	(20,257)	(20,257)
Real estate impairment	—	—	—	(5,909)	(5,909)
Loss on extinguishment of debt	—	—	—	(119)	(119)
Acquisition costs	—	—	—	(2,056)	(2,056)
Interest expense	(9,816)	(11,951)	(916)	(36,863)	(59,546)
Other income	—	—	—	709	709
Gain on sale of real estate	—	—	—	91,107	91,107
Net Income	4,970	26,632	32,036	25,549	89,187
Net income attributable to noncontrolling interests	—	—	—	553	553
Net income attributable to the controlling interests	$4,970	$26,632	$32,036	$26,102	$89,740

(1) For a list of non-same-store properties and held for sale and sold properties, see page 13 of this Supplemental.

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Twelve Months Ended December 31, 2014
	Multifamily	Office	Medical Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$48,286	$146,542	$—	$56,128	$—	$250,956
Non same-store - acquired and in development [1]	13,972	19,574	—	4,135	—	37,681
Total	62,258	166,116	—	60,263	—	288,637
Real estate expenses
Same-store portfolio	19,370	54,266	—	12,692	—	86,328
Non same-store - acquired and in development [1]	6,400	9,637	—	1,330	—	17,367
Total	25,770	63,903	—	14,022	—	103,695
Net Operating Income (NOI)
Same-store portfolio	28,916	92,276	—	43,436	—	164,628
Non same-store - acquired and in development [1]	7,572	9,937	—	2,805	—	20,314
Total	$36,488	$102,213	$—	$46,241	$—	$184,942

Same-store portfolio NOI GAAP basis (from above)	$28,916	$92,276	$—	$43,436	$—	$164,628
Straight-line revenue, net for same-store properties	2	(1,843)	—	(632)	—	(2,473)
FAS 141 Min Rent	(138)	228	—	(213)	—	(123)
Amortization of lease intangibles for same-store properties	—	1,100	—	240	—	1,340
Same-store portfolio NOI, cash basis	$28,780	$91,761	$—	$42,831	$—	$163,372
Reconciliation of NOI to Net Income
Total NOI	$36,488	$102,213	$—	$46,241	$—	$184,942
Depreciation and amortization	(17,999)	(63,768)	—	(13,282)	(962)	(96,011)
General and administrative expenses	—	—	—	—	(19,761)	(19,761)
Acquisition costs	—	—	—	—	(5,710)	(5,710)
Interest expense	(9,313)	(11,606)	—	(997)	(37,869)	(59,785)
Other income	—	—	—	—	825	825
Gain on sale of real estate	—	—	—	—	570	570
Discontinued operations:
Income from operations of properties sold or held for sale (1)	—		546	—	—	546
Gain on sale of real estate	—	—	—	—	105,985	105,985
Net income	9,176	26,839	546	31,962	43,078	111,601
Net income attributable to noncontrolling interests	—	—	—	—	38	38
Net income attributable to the controlling interests	$9,176	$26,839	$546	$31,962	$43,116	$111,639

(1) For a list of non-same-store properties and held for sale and sold properties, see page 13 of this Supplemental.

Net Operating Income (NOI) by Region

Washington REIT Portfolio
Maryland/Virginia/DC

	Percentage of Q4 2015 NOI	Percentage of YTD 2015 NOI
DC
Multifamily	5.2%	5.4%
Office	25.4%	25.3%
Retail	1.4%	1.8%
	32.0%	32.5%

Maryland
Multifamily	2.5%	2.5%
Office	10.8%	10.6%
Retail	15.7%	16.1%
	29.0%	29.2%

Virginia
Multifamily	13.0%	12.2%
Office	19.3%	19.3%
Retail	6.7%	6.8%
	39.0%	38.3%

Total Portfolio	100.0%	100.0%

Same-Store and Overall Physical Occupancy Levels by Sector

	Physical Occupancy - Same-Store Properties (1)
Sector	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014

Multifamily	94.3%	93.2%	94.3%	93.6%	93.6%
Office	90.5%	90.8%	91.0%	90.6%	90.9%
Retail	91.5%	95.4%	94.1%	95.4%	95.0%

Overall Portfolio	91.7%	92.6%	92.6%	92.6%	92.7%

	Physical Occupancy - All Properties
Sector	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014

Multifamily	93.4%	92.3%	91.7%	89.5%	93.8%
Office	87.6%	87.8%	87.6%	86.7%	86.9%
Retail	91.5%	94.4%	92.9%	94.7%	94.4%

Overall Portfolio	90.2%	90.7%	90.0%	89.5%	90.5%

(1) Non same-store properties were:
Acquisition:
Multifamily - The Wellington
Development/Redevelopment:
Multifamily - The Maxwell
Office - Silverline Center
Sold properties:
Multifamily - Country Club Towers and Munson Hill Towers
Retail - Montgomery Village Center

Same-Store Portfolio and Overall Economic Occupancy Levels by Sector

	Economic Occupancy - Same-Store Properties(1)
Sector	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014

Multifamily	94.5%	95.0%	95.7%	94.8%	94.1%
Office	91.7%	91.3%	91.3%	90.9%	91.1%
Retail	92.0%	93.5%	94.0%	94.4%	95.2%

Overall Portfolio	92.3%	92.5%	92.7%	92.4%	92.5%

	Economic Occupancy - All Properties
Sector	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014

Multifamily	93.2%	92.7%	90.6%	88.4%	94.2%
Office	88.3%	87.7%	87.2%	86.5%	86.8%
Retail	91.1%	92.3%	92.9%	93.5%	94.5%

Overall Portfolio	90.0%	89.8%	89.0%	88.2%	89.8%

(1) Non same-store properties were:
Acquisition:
Multifamily - The Wellington
Development/Redevelopment:
Multifamily - The Maxwell
Office - Silverline Center
Sold properties:
Multifamily - Country Club Towers and Munson Hill Towers
Retail - Montgomery Village Center

Acquisition and Disposition Summary
December 31, 2015
($'s in thousands)

Acquisition Summary
	Location	Acquisition Date	Property type	# of units	12/31/2015 Leased Percentage	Investment
The Wellington	Arlington, VA	July 1, 2015	Multifamily	711	94.5%	$167,000

Disposition Summary
	Location	Disposition Date	Property Type	# of units/ square feet	Contract Sales Price	GAAP Gain
Country Club Towers	Arlington, VA	March 20, 2015	Multifamily	227 units	$37,800	$30,277
Land interest at 1225 First Street	Alexandria,VA	September 9, 2015	Multifamily	N/A	14,500	-
Munson Hill Towers	Falls Church, VA	October 21, 2015	Multifamily	279 units	57,050	51,395
Montgomery Village Center	Gaithersburg, MD	December 14, 2015	Retail	197,000 square feet	27,750	7,981
					$137,100	$89,653

Development/Redevelopment Summary
December 31, 2015
(in thousands)

Property and Location	Total Rentable Square Feet or # of Units	Cash Cost to Date	Draws on Construction Loan to Date	Construction Completion Date	Leased %
Development Summary
The Maxwell, Arlington, VA	163 units & 2,200 square feet retail	$47,649	$32,248	fourth quarter 2014	95.7%

Redevelopment Summary
Silverline Center, Tysons, VA	532,000 square feet	$34,977	N/A	first quarter 2015	91.7%

Commercial Leasing Summary - New Leases

	4th Quarter 2015		3rd Quarter 2015		2nd Quarter 2015		1st Quarter 2015		4th Quarter 2014
Gross Leasing Square Footage
Office	220,374		93,389		57,693		61,141		92,349
Retail	—		74,102		35,095		10,853		10,965
Total	220,374		167,491		92,788		71,994		103,314
Weighted Average Term (yrs)
Office	6.5		6.8		6.8		7.5		8.5
Retail	0.0		10.2		9.6		11.0		9.2
Total	6.5		8.3		7.8		8.0		8.6

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office	$32.57	$33.76	$27.72	$28.67	$36.35	$38.06	$31.43	$33.14	$30.37	$31.66
Retail	—	—	22.32	22.77	23.77	25.30	41.57	41.85	34.95	35.52
Total	$32.57	$33.76	$25.33	$26.06	$31.59	$33.23	$32.96	$34.45	$30.85	$32.07

Rate on new leases
Office	$39.45	$36.62	$36.46	$33.53	$41.61	$38.11	$35.39	$32.49	$38.39	$34.43
Retail	—	—	27.61	26.14	28.17	26.42	52.79	46.99	41.82	37.65
Total	$39.45	$36.62	$32.55	$30.26	$36.53	$33.69	$38.01	$34.68	$38.75	$34.77

Percentage Increase
Office	21.1%	8.5%	31.6%	17.0%	14.5%	0.2%	12.6%	(2.0)%	26.4%	8.8%
Retail	—%	—%	23.7%	14.8%	18.5%	4.4%	27.0%	12.3%	19.7%	6.0%
Total	21.1%	8.5%	28.5%	16.1%	15.6%	1.4%	15.3%	0.7%	25.6%	8.4%

Tenant Improvements	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Office Buildings	$13,946,572	$63.29	$4,775,584	$51.14	$2,209,271	$38.29	$3,255,324	$53.24	$4,609,137	$49.91
Retail Centers	—	—	5,220,923	70.46	592,351	16.88	353,335	32.56	120,600	11.00
Subtotal	$13,946,572	$63.29	$9,996,507	$59.68	$2,801,622	$30.19	$3,608,659	$50.12	$4,729,737	$45.78
Leasing Commissions and Incentives
Office Buildings	$7,960,650	$36.12	$4,556,279	$48.79	$1,809,746	$31.37	$2,092,175	$34.22	$3,328,304	$36.04
Retail Centers	—	—	1,649,704	22.26	592,483	16.88	754,661	69.53	275,428	25.12
Subtotal	$7,960,650	$36.12	$6,205,983	$37.05	$2,402,229	$25.89	$2,846,836	$39.54	$3,603,732	$34.88
Tenant Improvements and Leasing Commissions and Incentives
Office Buildings	$21,907,222	$99.41	$9,331,863	$99.93	$4,019,017	$69.66	$5,347,499	$87.46	$7,937,441	$85.95
Retail Centers	—	—	6,870,627	92.72	1,184,834	33.76	1,107,996	102.09	396,028	36.12
Total	$21,907,222	$99.41	$16,202,490	$96.73	$5,203,851	$56.08	$6,455,495	$89.66	$8,333,469	$80.66

Commercial Leasing Summary - Renewal Leases

	4th Quarter 2015		3rd Quarter 2015		2nd Quarter 2015		1st Quarter 2015		4th Quarter 2014
Gross Leasing Square Footage
Office Buildings	42,033		191,599		71,112		135,134		575,499
Retail Centers	32,594		53,415		95,048		111,342		45,084
Total	74,627		245,014		166,160		246,476		620,583
Weighted Average Term (yrs)
Office Buildings	6.6		2.8		3.9		4.8		6.1
Retail Centers	3.3		4.4		5.8		5.4		6.8
Total	5.1		3.1		4.9		5.1		6.1

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$35.61	$37.12	$35.23	$37.43	$30.91	$33.07	$35.26	$36.79	$35.87	$37.53
Retail Centers	21.30	22.56	23.21	23.72	17.57	18.54	16.14	16.71	33.21	35.65
Total	$29.36	$30.76	$32.61	$34.44	$23.28	$24.76	$26.63	$27.72	$35.67	$37.39

Rate on new leases
Office Buildings	$37.01	$34.12	$31.37	$30.29	$32.43	$31.37	$37.98	$35.99	$37.25	$35.44
Retail Centers	25.08	23.50	26.63	26.10	22.49	21.25	17.06	16.64	40.26	37.30
Total	$31.80	$29.49	$30.34	$29.38	$26.75	$25.58	$28.53	$27.25	$37.46	$35.57

Percentage Increase
Office Buildings	3.9%	(8.1)%	(11.0)%	(19.1)%	4.9%	(5.1)%	7.7%	(2.2)%	3.9%	(5.6)%
Retail Centers	17.8%	4.2%	14.7%	10.0%	28.0%	14.6%	5.7%	(0.4)%	21.2%	4.6%
Total	8.3%	(4.1)%	(7.0)%	(14.7)%	14.9%	3.3%	7.2%	(1.7)%	5.0%	(4.9)%

	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Tenant Improvements
Office Buildings	$1,580,078	$37.59	$580,967	$3.03	$423,589	$5.96	$550,948	$4.08	$14,952,993	$25.98
Retail Centers	—	—	36,540	0.68	39,183	0.41	152,391	1.37	33,370	0.74
Subtotal	$1,580,078	$21.17	$617,507	$2.52	$462,772	$2.79	$703,339	$2.85	$14,986,363	$24.15
Leasing Commissions and Incentives
Office Buildings	$1,021,344	$24.30	$744,977	$3.89	$368,593	$5.19	$929,511	$6.88	$9,087,273	$15.79
Retail Centers	59,302	1.82	119,946	2.25	199,976	2.10	243,602	2.19	192,343	4.27
Subtotal	$1,080,646	$14.48	$864,923	$3.53	$568,569	$3.43	$1,173,113	$4.76	$9,279,616	$14.96
Tenant Improvements and Leasing Commissions and Incentives
Office Buildings	$2,601,422	$61.89	$1,325,944	$6.92	$792,182	$11.15	$1,480,459	$10.96	$24,040,266	$41.77
Retail Centers	59,302	1.82	156,486	2.93	239,159	2.51	395,993	3.56	225,713	5.01
Total	$2,660,724	$35.65	$1,482,430	$6.05	$1,031,341	$6.22	$1,876,452	$7.61	$24,265,979	$39.11

10 Largest Tenants - Based on Annualized Commercial Income
December 31, 2014

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet

World Bank	1	60	5.54%	210,354	3.35%
Advisory Board Company	2	41	3.71%	199,762	3.18%
Booz Allen Hamilton, Inc.	1	121	2.74%	222,989	3.55%
Engility Corporation	1	21	2.58%	134,126	2.14%
Squire Patton Boggs (USA) LLP (1)	1	16	2.44%	110,566	1.76%
Epstein Becker & Green, PC	1	12	1.37%	53,427	0.85%
General Services Administration	3	35	1.25%	52,282	0.83%
Hughes Hubbard & Reed LLP	1	26	1.19%	53,208	0.85%
Alexandria City School Board	1	161	1.19%	84,693	1.35%
Cozen O'Connor	1	4	1.15%	36,574	0.58%
Total/Weighted Average		60	23.16%	1,157,981	18.44%

(1) The space leased to Squire Patton Boggs LLP is currently subleased to Advisory Board Company, who has signed an extension to make the lease coterminous with the remaining Advisory Board Company’s leases expiring on May 31, 2019

Industry Diversification
December 31, 2015

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Professional, Scientific, and Technical Services	$76,906,901	38.89%	2,216,353	35.23%
Credit Intermediation and Related Activities	17,867,989	9.03%	317,519	5.05%
Religious, Grantmaking, Civic, Professional, and Similar Organizations	11,424,003	5.78%	299,432	4.76%
Food Services and Drinking Places	8,210,261	4.15%	255,951	4.07%
Educational Services	6,438,571	3.26%	218,111	3.47%
Food and Beverage Stores	6,233,644	3.15%	308,090	4.90%
Ambulatory Health Care Services	5,954,282	3.01%	182,926	2.91%
Executive, Legislative, and Other General Government Support	5,551,343	2.81%	155,883	2.48%
Furniture and Home Furnishings Stores	4,494,167	2.27%	217,571	3.46%
Health and Personal Care Stores	4,160,071	2.10%	108,985	1.73%
Personal and Laundry Services	3,870,203	1.96%	112,666	1.79%
Securities, Commodity Contracts, and Other Financial Investments and Related Activities	3,846,316	1.94%	105,972	1.68%
Electronics and Appliance Stores	3,388,680	1.71%	174,994	2.78%
Administrative and Support Services	3,118,928	1.58%	89,195	1.42%
Broadcasting (except Internet)	3,000,437	1.52%	70,672	1.12%
Miscellaneous Store Retailers	2,877,394	1.45%	149,667	2.38%
Sporting Goods, Hobby, Book, and Music Stores	2,873,165	1.45%	172,875	2.75%
Publishing Industries (except Internet)	2,794,372	1.41%	78,475	1.25%
Telecommunications	2,394,424	1.21%	57,603	0.92%
Amusement, Gambling, and Recreation Industries	2,347,082	1.19%	115,580	1.84%
Clothing and Clothing Accessories Stores	1,985,855	1.00%	103,610	1.65%
General Merchandise Stores	1,897,690	0.96%	223,915	3.56%
Nursing and Residential Care Facilities	1,888,051	0.95%	66,810	1.06%
Real Estate	1,638,886	0.83%	46,172	0.73%
Social Assistance	1,236,567	0.63%	48,146	0.77%
Building Material and Garden Equipment and Supplies Dealers	1,173,193	0.59%	38,330	0.61%
Merchant Wholesalers, Durable Goods	964,905	0.49%	25,720	0.41%
Chemical Manufacturing	941,857	0.48%	20,036	0.32%
Insurance Carriers and Related Activities	817,364	0.41%	25,324	0.40%
Merchant Wholesalers, Nondurable Goods	774,612	0.39%	48,208	0.77%
Motor Vehicle and Parts Dealers	646,701	0.33%	36,832	0.59%
Construction of Buildings	630,323	0.32%	19,451	0.31%
Transportation Equipment Manufacturing	558,973	0.28%	20,641	0.33%
Other	4,864,370	2.47%	160,199	2.50%
Total	$197,771,580	100.00%	6,291,914	100.00%

Lease Expirations
December 31, 2015

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent (1)	Average Rental Rate	Percent of Annualized Rent (1)
Office:
2016	102	429,087	9.48%	$17,127,845	$39.92	9.36%
2017	88	566,574	12.52%	21,901,443	38.66	11.97%
2018	92	461,318	10.20%	17,293,222	37.49	9.45%
2019	89	703,590	15.55%	27,953,806	39.73	15.27%
2020	83	558,369	12.34%	23,937,123	42.87	13.08%
2021 and thereafter	203	1,804,956	39.91%	74,798,311	41.44	40.87%
	657	4,523,894	100.00%	$183,011,750	40.45	100.00%
Retail:
2016	21	96,231	4.44%	$2,915,521	$30.30	5.57%
2017	43	255,342	11.78%	6,886,308	26.97	13.17%
2018	37	334,958	15.45%	4,875,855	14.56	9.32%
2019	32	158,213	7.30%	4,466,188	28.23	8.54%
2020	37	407,969	18.82%	7,363,213	18.05	14.08%
2021 and thereafter	114	914,726	42.21%	25,795,407	28.20	49.32%
	284	2,167,439	100.00%	$52,302,492	24.13	100.00%
Total:
2016	123	525,318	7.85%	$20,043,366	$38.15	8.52%
2017	131	821,916	12.28%	28,787,751	35.03	12.23%
2018	129	796,276	11.90%	22,169,077	27.84	9.42%
2019	121	861,803	12.88%	32,419,994	37.62	13.78%
2020	120	966,338	14.44%	31,300,336	32.39	13.30%
2021 and thereafter	317	2,719,682	40.65%	100,593,718	36.99	42.75%
	941	6,691,333	100.00%	$235,314,242	35.17	100.00%

(1) Annualized Rent is equal to the rental rate effective at lease expiration (cash basis) multiplied by 12.

Schedule of Properties
December 31, 2015

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET(1)
Office Buildings
515 King Street	Alexandria, VA	1992	1966	75,000
Courthouse Square	Alexandria, VA	2000	1979	116,000
Braddock Metro Center	Alexandria, VA	2011	1985	350,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	168,000
Fairgate at Ballston	Arlington, VA	2012	1988	143,000
Monument II	Herndon, VA	2007	2000	208,000
925 Corporate Drive	Stafford, VA	2010	2007	134,000
1000 Corporate Drive	Stafford, VA	2010	2009	136,000
Silverline Center	Tysons, VA	1997	1972/1986/1999/2014	531,000
John Marshall II	Tysons, VA	2011	1996/2010	223,000
51 Monroe Street	Rockville, MD	1979	1975	224,000
6110 Executive Boulevard	Rockville, MD	1995	1971	203,000
600 Jefferson Plaza	Rockville, MD	1999	1985	113,000
One Central Plaza	Rockville, MD	2001	1974	267,000
West Gude Drive	Rockville, MD	2006	1984/1986/1988	277,000
Wayne Plaza	Silver Spring, MD	2000	1970	99,000
1901 Pennsylvania Avenue	Washington, DC	1977	1960	101,000
1220 19th Street	Washington, DC	1995	1976	104,000
1776 G Street	Washington, DC	2003	1979	265,000
2000 M Street	Washington, DC	2007	1971	231,000
2445 M Street	Washington, DC	2008	1986	290,000
1140 Connecticut Avenue	Washington, DC	2011	1966	183,000
1227 25th Street	Washington, DC	2011	1988	135,000
Army Navy Club Building	Washington, DC	2014	1912/1987	108,000
1775 Eye Street, NW	Washington, DC	2014	1964	185,000
Subtotal				4,869,000

Schedule of Properties
December 31, 2015

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET (1)
Retail Centers
Bradlee Shopping Center	Alexandria, VA	1984	1955	171,000
Shoppes of Foxchase	Alexandria, VA	1994	1960/2006	134,000
800 S. Washington Street	Alexandria, VA	1998/2003	1955/1959	46,000
Concord Centre	Springfield, VA	1973	1960	76,000
Gateway Overlook	Columbia, MD	2010	2007	220,000
Frederick County Square	Frederick, MD	1995	1973	227,000
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	332,000
Olney Village Center	Olney, MD	2011	1979/2003	199,000
Randolph Shopping Center	Rockville, MD	2006	1972	84,000
Montrose Shopping Center	Rockville, MD	2006	1970	145,000
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	150,000
Wheaton Park	Wheaton, MD	1977	1967	74,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	50,000
Spring Valley Retail Center	Washington, DC	2014	1941/1950	75,000
Subtotal				2,329,000

Schedule of Properties
December 31, 2015

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET (1)
Multifamily Buildings / # units
Clayborne / 74	Alexandria, VA	2008	2008	60,000
Park Adams / 200	Arlington, VA	1969	1959	173,000
Bennett Park / 224	Arlington, VA	2007	2007	214,000
The Paramount /135	Arlington, VA	2013	1984	141,000
The Maxwell / 163	Arlington, VA	2014	2014	139,000
The Wellington / 711	Arlington, VA	2015	1960	842,000
Roosevelt Towers / 191	Falls Church, VA	1965	1964	170,000
The Ashby at McLean / 256	McLean, VA	1996	1982	274,000
Bethesda Hill Apartments /195	Bethesda, MD	1997	1986	225,000
Walker House Apartments / 212	Gaithersburg, MD	1996	1971/2003	157,000
3801 Connecticut Avenue / 307	Washington, DC	1963	1951	178,000
Kenmore Apartments / 374	Washington, DC	2008	1948	268,000
Yale West / 216	Washington, DC	2014	2011	173,000
Subtotal (3,258 units)				3,014,000
TOTAL				10,212,000
(1) Multifamily buildings are presented in gross square feet.

Supplemental Definitions
December 31, 2015

Adjusted EBITDA (a non-GAAP measure) is earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt, severance expense, relocation expense, acquisition and structuring expenses and gain/loss from non-disposal activities.

Annualized base rent ("ABR") is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.
Debt service coverage ratio is computed by dividing earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt, severance expense, relocation expense, acquisition and structuring expenses and gain/loss from non-disposal activities by interest expense (including interest expense from discontinued operations) and principal amortization.

Debt to total market capitalization is total debt divided by the sum of total debt plus the market value of shares outstanding at the end of the period.
Earnings to fixed charges ratio is computed by dividing earnings attributable to the controlling interest by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense (excluding interest expense from discontinued operations), including amortized costs of debt issuance, plus interest costs capitalized.

Economic occupancy is calculated as actual real estate rental revenue recognized for the period indicated as a percentage of gross potential real estate rental revenue for that period. We determine gross potential real estate rental revenue by valuing occupied units or square footage at contract rates and vacant units or square footage at market rates for comparable properties. We do not consider percentage rents and expense reimbursements in computing economic occupancy percentages.

NAREIT Funds from operations ("NAREIT FFO") is defined by The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) in an April, 2002 White Paper as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) associated with sales of property and impairment of depreciable real estate, plus real estate depreciation and amortization. We consider NAREIT FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that NAREIT FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. NAREIT FFO is a non-GAAP measure.

Core Funds From Operations ("Core FFO") is calculated by adjusting NAREIT FFO for the following items (which we believe are not indicative of the performance of Washington REIT’s operating portfolio and affect the comparative measurement of Washington REIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) expenses related to acquisition and structuring activities, (3) executive transition costs and severance expense related to corporate reorganization and related to executive retirements or resignations, (4) property impairments and gains or losses on sale, not already excluded from NAREIT FFO, as appropriate, and (5) relocation expense. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FFO serves as a useful, supplementary measure of Washington REIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Funds Available for Distribution ("FAD") is calculated by subtracting from NAREIT FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream (excluding items contemplated prior to acquisition or associated with development / redevelopment of a property) and (2) straight line rents, then adding (3) non-real estate depreciation and amortization, (4) non-cash fair value interest expense and (5) amortization of restricted share compensation, then adding or subtracting the (6) amortization of lease intangibles, (7) real estate impairment and (8) non-cash gain/loss on extinguishment of debt, as appropriate. FAD is included herein, because we consider it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Core Funds Available for Distribution ("Core FAD") is calculated by adjusting FAD for the following items (which we believe are not indicative of the performance of Washington REIT’s operating portfolio and affect the comparative measurement of Washington REIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties, (3) non-share-based severance expense related to corporate reorganization and related to executive retirements or resignations, (4) property impairments and gains or losses on sale, not already excluded from FAD, as appropriate, and (5) relocation expense. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FAD serves as a useful, supplementary measure of Washington REIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Net Operating Income (“NOI”) is a non-GAAP measure defined as real estate rental revenue less real estate expenses. NOI is calculated as net income, less non-real estate revenue and the results of discontinued operations (including the gain on sale, if any), plus interest expense, depreciation and amortization, general and administrative expenses, acquisition costs, real estate impairment and gain or loss on extinguishment of debt. We also present NOI on a cash basis ("Cash NOI") which is calculated as NOI less the impact of straightlining of rent and amortization of market intangibles. We provide NOI as a supplement to net income calculated in accordance with GAAP. As such, it should not be considered an alternative to net income as an indication of our operating performance. It is the primary performance measure we use to assess the results of our operations at the property level.

Physical occupancy is calculated as occupied square footage as a percentage of total square footage as of the last day of that period.
Recurring capital expenditures represent non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to "operating standard."

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant's term.

Same-store portfolio properties include all stabilized properties that were owned for the entirety of the current and prior reporting periods, and exclude properties under redevelopment or development and properties purchased or sold at any time during the periods being compared. We define redevelopment properties as those for which we expect to spend significant development and construction costs on existing or acquired buildings pursuant to a formal plan which has a current impact on operating results, occupancy and the ability to lease space with the intended result of a higher economic return on the property. Redevelopment and development properties are included in the same-store pool upon completion of the redevelopment or development, and the earlier of achieving 90% occupancy or two years after completion.

Same-store portfolio net operating income (NOI) growth is the change in the NOI of the same-store portfolio properties from the prior reporting period to the current reporting period.